Manager's Commentary

Market Review

The Greater China equity markets rebounded in November 2018, posting healthy gains. Sentiment was lifted by hopes for a thawing in trade tensions between the United States and China, as well as speculation that the US Federal Reserve may not raise interest rates as much as previously thought. On balance, economic data indicated that China's economy was on more stable ground and overcoming the ongoing trade rift with the United States. While both the official and Caixin Markit purchasing managers' indices of manufacturing activity came in close to 50 - a level which indicates the economy is neither expanding or contracting - exports picked up, despite higher tariffs, rising 15.6% year-on-year in October, and imports also increased.

Within the Greater China region, China and Hong Kong equities led the rally while Taiwan stocks lagged, a result of the technology sector remaining under pressure. Elsewhere, interest rate sensitive sectors such as real estate led the gains.

Fund Review

The China Fund Inc. (the “Fund”) perfromed in line with its benchmark in November 2018. Overall stock selection was a positive factor which more than offset a negative sector allocation effect. In particular stock selection within consumer staples and financials were the main contributors.

At a stock level, a top contributor was our holding in China State Construction International Holdings Ltd., which is the largest construction contractor in Hong Kong. The expected increase in infrastructure spending in China as a result of government initiatives to support the economy should lead to an increase in the order backlog over time. Combined with a rights issue earlier this year which has reduced the company's gearing, we believe the stock is positioned for a turnaround into the New Year. In the consumer sector, MGM China Holdings Ltd., a Macau-based resort operator was another contributor on the back of an industry-wide recovery in revenues after a period of softness related to the China economic slowdown.

In contrast the Fund's overweight position in Petrochina Co. Ltd., which is China's second biggest oil producer, was a detractor. The stock fell in line with other global energy names with the weakness in oil prices. We trimmed our holding during the month and have a slightly overweight position in the sector as a whole.

Outlook

The outcome of the G20 meeting between President Trump and President Xi, with an agreement on a temporary truce to tariff escalations, was better than expected. Combined with the US Federal Reserve signaling a more dovish tone on future interest rates, some of the macro headwinds that have impacted Greater China equities this year are set to ease, at least for the time being. As a result, in our view the recovery we have seen in markets over recent weeks now has an improved chance of continuing into the year end.

As we look to 2019, our view is that a stabilization in China's economic outlook will be important to maintain a more sustained equity market recovery. In recent weeks, earnings downgrades have been increasingly widespread. Much of this has already been discounted in the severe market derating this year. Any signs that corporate earnings are starting to recover would therefore be the catalyst for a more positive market environment. We continue to prefer companies that should experience earnings tailwinds from policy stimulus measures, including infrastructure related names. The correction in the technology sector has also allowed us to buy quality names on weakness.

In Brief
Fund Data
Description	Seeks to achieve long-term capital appreciation through investments in China companies.
Listing Date (NYSE)	July 10, 1992
Total Fund Assets (millions)	$314.8
Median Market Cap (in billions)	$12.2
Distribution Frequency	Annual
Management Firm	Allianz Global Investors U.S. LLC
Portfolio Management	Christina Chung, CFA, CMA Lead Portfolio Manager

Performance (US$ Rreturns) (as of 11/30/2018)
	Fund	Benchmark[1]
One Month	5.48%	5.48%
Three Month	-7.31%	-7.37%
One Year	-12.51%	-9.39%
Three Year	5.99%	10.42%

Net Asset Value / Market Price
Net Asset Value (NAV) /Market Price at Inception	$13.15 / $14.26
NAV / Market Price (as of 11/30/2018)	$20.02 / $18.06

High / Low Ranges (52-Week)
High / Low NAV	$26.38 / $18.45
High / Low Market Price	$24.70 / $16.63
Premium/Discount to NAV (as of 11/30/2018)	-9.79%

Fund Data (Common Shares)
Shares Outstanding	15,722,675
Average Daily Volume	25,246
Expense Ratio	1.49%

Fund Manager

Christina Chung,
CFA, CMA
Lead Portfolio
Manager

1.	MSCI Golden Dragon Index.

Investment Products: NOT FDIC INSURED | MAY LOSE VALUE | NOT BANK GUARANTEED

Monthly Insights | As of 11/30/2018 | The China Fund, Inc.

Investment Objective

The investment objective of The China Fund, Inc. (the "Fund") is to achieve long-term capital appreciation. The Fund seeks to achieve its objective through investment in the equity securities of companies and other entities with significant assets, investments, production activities, trading or other business interests in China or which derive a significant part of their revenue from China.

The Fund has an operating policy that the Fund will invest at least 80% of its assets in China companies. For this purpose, ‘China companies' are (i) companies for which the principal securities trading market is in China; (ii) companies for which the principal securities trading market is outside of China or in companies organized outside of China, that in both cases derive at least 50% of their revenues from goods or services sold or produced, or have at least 50% of their assets in China; or (iii) companies organized in China. Under the policy, China means the People's Republic of China, including Hong Kong, and Taiwan. The Fund will provide its stockholders with at least 60 days' prior notice of any change to this policy.

Returns For Periods Ended November 30, 2018*
	1 Month	3 Month	YTD	1 Year	3 Year	5 Year	10 Year	Inception
NAV	5.48%	-7.31%	-14.55%	-12.51%	5.99%	4.02%	11.30%	9.72%
Market Price	6.36%	-8.97%	-16.58%	-13.83%	7.19%	4.39%	11.56%	8.96%
MSCI Golden Dragon Index	5.48%	-7.37%	-11.08%	-9.39%	10.42%	6.09%	11.52%	—

Calendar Year Returns
	2010	2011	2012	2013	2014	2015	2016	2017
NAV	27.26%	-24.37%	12.12%	18.31%	7.82%	-5.51%	0.60%	37.92%
Market Price	23.60%	-27.51%	20.52%	12.70%	5.29%	-6.38%	-0.47%	47.41%
MSCI Golden Dragon Index	13.60%	-18.35%	22.65%	7.25%	8.06%	-7.12%	5.75%	44.19%

Past performance is not a guide to future returns.

* Annualized for periods greater than one year.

Source: State Street Bank and Trust Company. Source for index data: MSCI as at November 30, 2018. Investment returns are historical and do not guarantee future results. Investment returns reflect changes in net asset value and market price per share during each period and assumes that dividends and capital gains distributions, if any, were reinvested. The net asset value (NAV) percentages are not an indication of the performance of a shareholder's investment in the Fund, which is based on market price. NAV performance includes the deduction of management fees and other expenses. Market price performance does not include the deduction of brokerage commissions and other expenses of trading shares and would be lower had such commissions and expenses been deducted. It is not possible to invest directly in an index.

Premium/Discount

Sector Allocation
	Fund	Benchmark[1]
Financials	23.81%	23.98%
Consumer Discretionary	14.29%	15.30%
Information Technology	12.13%	14.13%
Communication Services	11.59%	16.99%
Real Estate	7.10%	8.21%
Industrials	6.42%	5.97%
Energy	5.61%	3.43%
Consumer Staples	4.52%	2.52%
Utilities	4.29%	3.84%
Health Care	1.57%	2.21%
Materials	1.23%	3.42%
Other assets & liabilities	7.43%	0.00%

Source: IDS GmbH - Analysis and Reporting Services, a subsidiary of Allianz SE.

Country Allocation
	Fund	Benchmark[1]
China	79.65%	78.64%
Hong Kong Red Chips	16.58%	8.99%
Hong Kong 'H' shares	22.14%	19.31%
Equity linked securities ('A' shares)	0.00%	0.00%
China 'A' & 'B' shares	1.10%	1.36%
Other Hong Kong securities	39.83%	32.70%
Others	0.00%	16.18%
Taiwan	12.93%	21.36%
Other assets & liabilities	7.42%	0.00%

Top 10 Holdings
TAIWAN SEMIC CO LTD (Taiwan)	8.22%
TENCENT HOLDINGS LTD (China)	7.83%
ALIBABA GROUP HOLDING LTD (China)	7.38%
CHINA CONSTRUCTION BANK CORP (China)	5.94%
AIA GROUP LTD (H.K.)	4.18%
PING AN INSURANCE (China)	3.79%
CHINA EVERBRIGHT INTL (China)	3.28%
HK EXCHANGES & CLEARING LTD (H.K.)	3.20%
PETROCHINA CO LTD (China)	2.75%
SUN HUNG KAI PROPERTIES LTD (H.K.)	2.61%

Portfolio Characteristics
	Fund	Benchmark[1]
P/E Ratio	12.68	12.62
P/B Ratio	1.38	1.47
Issues in Portfolio	44	596
Foreign Holdings (%)	92.57	100.00
Other assets & liabilities (%)	7.43	0.00
Yield (%)	2.58	2.92

Source: IDS GmbH - Analysis and Reporting Services, a subsidiary of Allianz SE.

1.	MSCI Golden Dragon Index.

Investment Products: NOT FDIC INSURED | MAY LOSE VALUE | NOT BANK GUARANTEED

Monthly Insights | As of 11/30/2018 | The China Fund, Inc.

Distribution History (10 Year)
Declaration Date	Ex-dividend Date	Record Date	Payable Date	Distribution/ Share	Income	Long-term Capital Gain	Short-term Capital Gain
12/8/2008	12/22/2008	12/24/2008	1/23/2009	$5.81740	$0.48130	$5.33610	—
12/9/2009	12/22/2009	12/24/2009	12/29/2009	$0.25570	$0.25570	—	—
12/8/2010	12/21/2010	12/24/2010	12/29/2010	$2.27420	$0.37460	$1.89960	—
12/8/2011	12/21/2011	12/23/2011	12/29/2011	$2.99640	$0.17420	$2.82220	—
12/10/2012	12/20/2012	12/24/2012	12/28/2012	$3.25170	$0.34730	$2.90440	—
12/13/2013	12/19/2013	12/23/2013	12/27/2013	$3.31400	$0.43870	$2.87530	—
12/8/2014	12/18/2014	12/22/2014	1/5/2015	$3.76510	$0.29820	$3.46690	—
12/16/2015	12/23/2015	12/28/2015	1/6/2016	$1.49580	$0.21330	$0.84620	$0.43630
12/9/2016	12/19/2016	12/21/2016	1/5/2017	$0.46780	$0.46780	—	—
12/8/2017	12/18/2017	12/19/2017	1/4/2018	$0.54930	$0.54930	—	—

Distribution/Share includes Income, Long-term Capital gains and Short-term Capital gains.

The China Fund NAV Performance of $10,000 since inception

Past performance is not a guide to future returns.

Index Description

MSCI Golden Dragon Index

The MSCI Golden Dragon Index captures the equity market performance of large and mid cap China securities (H shares, B shares, Red-Chips and P-Chips) and non-domestic China securities listed in Hong Kong and Taiwan.

It is not possible to invest directly in an index.

Investment Products: NOT FDIC INSURED | MAY LOSE VALUE | NOT BANK GUARANTEED

Monthly Insights | As of 11/30/2018 | The China Fund, Inc.

Portfolio in Full
Sector	Company (exchange ticker)	Market Price	Holding	Value US$	% of net assets
Financials					23.82
CHINA CONSTRUCTION BANK CORP	939	6.67	21,935,000	18,698,505	5.94
AIA GROUP LTD	1299	63.85	1,611,400	13,149,452	4.18
PING AN INSURANCE GROUP CO OF CHINA LTD	2318	75.70	1,235,000	11,948,303	3.79
HONG KONG EXCHANGES & CLEARING LTD	388	228.00	346,200	10,088,006	3.20
CHINA MERCHANTS BANK CO LTD	3968	32.35	1,870,500	7,733,488	2.46
BOC HONG KONG HOLDINGS LTD	2388	30.50	1,471,500	5,735,926	1.82
FUBON FINANCIAL HOLDING CO LTD	2881	48.80	2,805,000	4,444,069	1.41
CATHAY FINANCIAL HOLDING CO LTD	2882	48.55	2,030,000	3,199,731	1.02
Consumer Discretionary					14.29
ALIBABA GROUP HOLDING LTD	BABA	160.86	144,501	23,244,431	7.38
GALAXY ENTERTAINMENT GROUP LTD	27	48.05	1,024,000	6,288,351	2.00
SHANGRI-LA ASIA LTD	69	11.10	3,110,000	4,411,911	1.40
MGM CHINA HOLDINGS LTD	2282	13.36	2,305,200	3,936,031	1.25
QINGLING MOTORS CO LTD	1122	2.06	14,816,000	3,900,691	1.24
BRILLIANCE CHINA AUTOMOTIVE HOLDINGS LTD	1114	6.92	1,884,000	1,666,213	0.53
NEW ORIENTAL EDUCATION & TECHNOLOGY GROUP	EDU	57.16	26,949	1,540,405	0.49
Information Technology					12.14
TAIWAN SEMICONDUCTOR MANUFACTURING CO LTD	2330	225.50	3,536,000	25,887,311	8.22
MEDIATEK INC	2454	237.50	669,000	5,158,434	1.64
DIGITAL CHINA HOLDINGS LTD	861	3.80	9,305,000	4,519,011	1.44
ASM PACIFIC TECHNOLOGY LTD	522	80.00	144,200	1,474,343	0.47
GOLDPAC GROUP LTD	3315	1.85	4,970,000	1,175,091	0.37
Communication Services					11.60
TENCENT HOLDINGS LTD	700	312.00	618,000	24,642,597	7.83
CHINA MOBILE LTD	941	77.65	510,000	5,061,218	1.61
CHINA UNICOM HONG KONG LTD	762	9.07	3,660,000	4,242,597	1.35
BAIDU INC	BIDU	188.28	13,605	2,561,549	0.81
Real Estate					7.11
SUN HUNG KAI PROPERTIES LTD	16	111.50	576,000	8,208,064	2.61
SWIRE PACIFIC LTD	19	86.50	523,000	5,781,775	1.84
CHINA OVERSEAS LAND & INVESTMENT LTD	688	27.30	1,622,000	5,659,224	1.80
COUNTRY GARDEN HOLDINGS CO LTD	2007	9.62	2,208,000	2,714,673	0.86
Industrials					6.42
CHINA EVERBRIGHT INTERNATIONAL LTD	257	6.84	11,811,221	10,325,101	3.28
CN STATE CONSTRUCTION INTERNATIONAL HOLDINGS LTD	3311	6.82	5,050,000	4,401,687	1.40
QINGDAO PORT INTERNATIONAL CO LTD	6198	4.44	6,077,000	3,448,384	1.10
KING SLIDE WORKS CO LTD	2059	335.50	185,000	2,015,080	0.64
Energy					5.61
PETROCHINA CO LTD	857	5.49	12,336,000	8,655,459	2.75
CHINA OILFIELD SERVICES LTD	2883	7.30	4,770,000	4,450,252	1.41
CHINA PETROLEUM & CHEMICAL CORP	386	6.65	3,666,000	3,115,713	0.99
CHINA SHENHUA ENERGY CO LTD	1088	17.38	656,500	1,458,236	0.46
Consumer Staples					4.53
WH GROUP LTD	288	5.71	5,331,500	3,890,711	1.24
CHINA MENGNIU DAIRY CO LTD	2319	24.20	1,125,000	3,479,456	1.10
ANGEL YEAST CO LTD A	600298	23.58	1,019,300	3,461,375	1.10
VINDA INTERNATIONAL HOLDINGS LTD	3331	13.54	1,984,000	3,433,237	1.09
Utilities					4.29
BEIJING ENTERPRISES HOLDINGS LTD	392	45.90	1,229,000	7,209,547	2.29
CHINA LONGYUAN POWER GROUP CORP LTD	916	6.15	8,023,000	6,306,020	2.00
Health Care					1.57
CSPC PHARMACEUTICAL GROUP LTD	1093	15.84	2,436,000	4,931,464	1.57
Materials					1.20
TIANGONG INTERNATIONAL CO LTD	826	1.65	17,970,000	3,789,443	1.20

Investment Products: NOT FDIC INSURED | MAY LOSE VALUE | NOT BANK GUARANTEED

Monthly Insights | As of 11/30/2018 | The China Fund, Inc.

Sector	Company (exchange ticker)	Market Price	Holding	Value US$	% of net assets

Source: State Street Bank and Trust Company, IDS GmbH - Analysi s and Reporting Services, a subsidiary of Allianz SE.

Important Information:

Holdings are subject to change daily. The Fund seeks to achieve its objective through investment in the equity securities of companies and other entities with significant assets, investments, production activities, trading or other business interests in China or which derive a significant part of their revenue from China. Investing in non-U.S. securities entails additional risks, including political and economic risk and the risk of currency fluctuations, as well as lower liquidity. These risks, which can result in greater price volatility, will generally be enhanced in less diversified funds that concentrate investments in a particular geographic region.

The information contained herein has been obtained from sources believed to be reliable but Allianz Global Investors U.S. LLC and its affiliates do not warrant the information to be accurate, complete or reliable. The opinions expressed herein are subject to change at any time and without notice. Past performance is not indicative of future results. This material is not intended as an offer or solicitation for the purchase or sale of any financial instrument. Investors should consider the investment objectives, risks, charges and expenses of any mutual fund carefully before investing. This and other information is contained in the Fund's annual and semiannual reports, proxy statement and other Fund information, which may be obtained by contacting your financial advisor or visiting the Fund's website at Investment Products: NOT FDIC INSURED | MAY LOSE VALUE | NOT BANK GUARANTEED. This information is unaudited and is intended for informational purposes only. It is presented only to provide information on the Fund's holdings, performance and strategies. The Fund is a closed-end exchange traded management investment company. This material is presented only to provide information and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. After the initial public offering by a closed-end fund, its shares can be purchased and sold on the open market through a stock exchange, where shares may trade at a premium or a discount. The market price of holdings is subject to change daily.

P/E is a ratio of security price to earnings per share. Typically, an undervalued security is characterized by a low P/E ratio, while an overvalued security is characterized by a high P/E ratio. P/B is a ratio of the current stock price to the book value. This is used to identify undervalued stocks. Dividend yield is the annual percentage of return earned by an investor on a common or preferred stock. The average dividend yield is the dividend rate divided by current share price.

©2018 Allianz Global Investors Distributors LLC, 1633 Broadway, New York, NY	FS-CHN-1118

Investment Products: NOT FDIC INSURED | MAY LOSE VALUE | NOT BANK GUARANTEED